COLLATERAL ASSIGNMENT

OF MONEYS DUE OR TO BECOME DUE

UNDER PROMISSORY NOTE

For value received and as collateral security for repayment of any and all indebtedness of CORNING NATURAL GAS CORPORATION (herein, "CNG") now existing or hereafter arising owing to COMMUNITY BANK, N.A. (herein, the "Bank"), including, without limitation, all amounts advanced or re-advanced by the Bank to CNG pursuant to a $5,600,000 Line of Credit (Loan #4280406 0101) and/or a $1,000,000 Line of Credit (Loan #4280406 0501), CORNING NATURAL GAS APPLIANCE CORPORATION, the undersigned, hereby assigns to COMMUNITY BANK, N.A., having offices located at 240 South Hamilton Street, Painted Post, New York 14870, all moneys now due or after this date to become due to the undersigned under that certain Promissory Note dated September 15, 2003 in the original principal amount of $600,000.00 (the "Note") made and given in favor of the undersigned corporation by CORNING APPLIANCE CORPORATION, obligor, to the extent of the full amount of principal and interest thereof, all in connection with CNG&s purchase of natural gas supplies in the ordinary course of its operations.

The undersigned corporation warrants that: there has occurred no Event of Default as defined in the Note; all installment payments of principal and interest heretofore falling due under the Note have been paid; said Note has not previously been assigned otherwise than to the Bank as collateral security for repayment of certain other indebtedness owing by the assignor to the Bank, nor has it been encumbered in any way; and the unpaid remaining principal balance owing under the Note as of the date hereof is $ 497, 615.00 . The undersigned furthermore acknowledges and represents that reactivation by the Bank, concurrently with the delivery of this Assignment, of access by CNG to the credit line facilities above-referenced constitutes substantial consideration for this Assignment which is beneficial to both CNG and the undersigned assignor. The undersigned corporation irrevocably appoints the assignee herein, acting through its officers or anyone of them, its attorney-in-fact to demand, receive and enforce payment under the aforesaid Note and to give receipts, releases and satisfactions of the note obligation in the same manner and with the same effect as could be done by the undersigned if this assignment had not been made.

DATE: November 28, 2005 CORNING NATURAL GAS APPLIANCE CORPORATION

/s/ Kenneth J. Robinson

BY: Kenneth J. Robinson, Executive Vice President

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NOTICE OF ASSIGNMENT

TO: CORNING APPLIANCE CORPORATION

PLEASE TAKE NOTICE of the foregoing Collateral Assignment of your Promissory Note dated September 15, 2003 in the amount of $600,000.00 made and given by you to the assignor herein, CORNING NATURAL GAS APPLIANCE CORPORATION. Payments of regular installments of principal and interest under said note in the monthly installment amount of $6,736.81 are authorized to be continued to be made by you to the assignor CORNING NATURAL GAS APPLIANCE CORPORATION pending and until subsequent notice to you furnished by the assignee herein directing payment to the assignee. PLEASE TAKE FURTHER NOTICE, HOWEVER, that, except as may be permitted by advance written notice to you from the assignee allowing direct payment to the assignor, any and all prepayments of principal of the aforesaid Promissory Note obligation made pursuant to the prepayment privilege stated in Paragraph number 4 of the aforesaid Promissory Note shall be made to the order of the assignee at its office located at 240 South Hamilton Street, Painted Post, NY 14870.

COMMUNITY BANK, N.A., Assignee

By: /s/ J. David Clark

J. David Clark, Vice President

DATE: November 28, 2005

ACKNOWLEDGEMENT OF RECEIPT

OF NOTICE OF ASSIGNMENT

AND CERTIFICATION OF BALANCE OWING

For value received, the undersigned, CORNING APPLIANCE CORPORATION, certifies to COMMUNITY BANK, N.A. as follows:

(1) The foregoing Notice of Assignment has been received this date by the undersigned obligor under the assigned Promissory Note above referenced.

(2) The unpaid remaining principal balance owing under the assigned Promissory Note as of the date and time of receipt of the foregoing Notice of Assignment is $__________.

(3) There exist no defenses to or rights of offset against the obligations evidenced by the aforesaid Promissory Note held or enjoyed by the undersigned.

DATE: November 28, 2005
CORNING APPLIANCE CORPORATION

By:______________________

Its: _________________________

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